United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 24, 2016

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Urstadt Biddle Properties Inc. (the "Company") held on March 24, 2016, the stockholders approved an amendment to the Company's Amended and Restated Restricted Stock Award Plan (the "Plan") increasing by 750,000 shares of common stock the maximum number of shares available for issuance under the Plan.  As amended, the Plan permits the Company's Compensation Committee to issue up to 4,500,000 common shares, of which 350,000 shares are Class A Common Stock, 350,000 shares are Common Stock and 3,800,000 shares, at the discretion of the Compensation Committee, may be any combination of Class A Common Stock or Common Stock.

The principal purposes of the Plan are to promote the long-term growth of the Company by attracting, retaining, and motivating Directors and key management personnel possessing outstanding ability, to incentivize employees at all levels in addition to management personnel, and to further align the interests of such persons with those of the Company's stockholders through stock ownership opportunities. Pursuant to the Plan, Directors and employees of the Company, selected by the Compensation Committee, may be issued restricted stock awards.

Item 5.07                          Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of the Company held on March 24, 2016, stockholders were asked to vote on the following matters:

1.	To elect three (3) Directors to serve for three years. The shares so present were voted on Proposal 1 as follows:

		Number of Votes For	Number of Votes Withheld	Broker No Votes

	Willing L. Biddle	8,896,146	573,980	927,106
	Bryan O. Colley	9,446,148	23,978	927,106
	Robert J. Mueller	8,863,721	606,406	927,106

2.	To ratify the appointment of PKF O'Connor Davies as the Company's independent registered public accounting firm for one year. The vote with respect to this proposal was:

	FOR	AGAINST	ABSTAIN	BROKER NO VOTES
	10,376,713	16,515	4,004	0

3.	To amend the Company's Restricted Stock Award Plan.

	The vote with respect to this proposal was:

	FOR	AGAINST	ABSTAIN	BROKER NO VOTES
	8,944,033	437,060	89,033	927,106

Bryan O. Colley was elected to serve among the Company's Class I Directors until the 2019 Annual Meeting of stockholders.  A copy of the press release announcing Mr. Colley's election to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable.
(d)	The following exhibit is furnished as part of this report:
Press release dated March 28, 2016 is filed as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 29, 2016	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1 Press Release dated March 28, 2016